MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-May-96
Reporting Month:  April


                                                                                     Interest       Interest
                         Original        Original      Integral       Record          Accrual        Payment
  Class                   Balance        Pct Pool    Denomination      Date           Factor         Factor
- --------------------------------------------------------------------------------------------------------------
Class A1             $473,800,000.00       79.58%      $1,000.00      30-Apr-96    4.62887488      4.62887488
Class A2              $75,912,000.00       12.75%      $1,000.00      30-Apr-96   12.50000000     12.50000000
Class A3              $26,200,000.00        4.40%      $1,000.00      30-Apr-96    5.01857901      5.01857901
Class A4               $6,000,000.00        1.01%      $1,000.00      30-Apr-96    5.50000000      5.50000000

                     $581,912,000.00


                  Principal
                    Payment           Ending           Remaining
  Class             Factor            Balance     Principal Factor
- ------------------------------------------------------------------
Class A1          43.39202794    $422,690,221.62      0.89212795
Class A2           0.00000000     $75,912,000.00      1.00000000
Class A3           1.47285763     $25,410,463.25      0.96986501
Class A4           0.00000000      $6,000,000.00      1.00000000

                                 $530,012,684.87


                          MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         28-May-96
  Reporting Month       April

  Reserve Funds and Subordination



                          Initial Coverage         Beginning Coverage   Adjustments Losses         Insured Balance  Ending Coverage
  Type                      %         $               %         $             $         $           $            %           $
- ------------------------------------------------------------------------------------------------------------------------------------
  Pool Over
    Collateralization    2.26%  $13,474,965.80     2.39%  $13,474,965.80   $0.00     $0.00   $543,487,650.67   2.48%  $13,474,965.80




  Class                      Total Distribution
- -----------------------------------------------
 Surplus                            $478,418.52

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                 6          $1,486,313             0.27%
  60+ Days                 6            $977,077             0.18%
  90+ Days                 2            $460,381             0.08%
  Foreclosure              2            $276,425             0.05%
  REO                      0                  $0             0.00%

  Totals                  16          $3,200,195             0.59%


  Advances on Delinquencies                                       $24,816.51
  Non-Recoverable Advances on Delinquencies                            $0.00

                          MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-May-96
Report Date:    April



Collateral Proceeds Account

Beginning Balance                                       $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee                   $3,807,050.07       Interest Payments                 $3,306,547.69
Principal                                      $20,597,731.71       Principal Payments               $20,597,731.71
Deposits From Reserve Fund                              $0.00       Surplus                             $478,418.52
Other Deposits                                          $0.00       MBIA Fee                             $22,083.86
                                                                    Discount Principal Reserve                $0.00


Total Deposit                                  $24,404,781.78       Total Withdrawals                $24,404,781.78



                                                                    Ending Balance                            $0.00


  Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies

                          MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-May-96
Reporting Month:  April

                      Class
                    Interest       Beginning       Interest        Interest       Principal         Total
  Class               Rate          Balance         Accrual         Payment        Payment      Distribution
- --------------------------------------------------------------------------------------------------------------
Class A1            5.937500%  $443,249,364.46  $2,193,160.92  $2,193,160.92  $20,559,142.84 $22,752,303.76
Class A2            15.000000%  $75,912,000.00    $948,900.00    $948,900.00           $0.00    $948,900.00
Class A3            6.200000%   $25,449,052.12    $131,486.77    $131,486.77      $38,588.87    $170,075.64
Class A4            6.600000%    $6,000,000.00     $33,000.00     $33,000.00           $0.00     $33,000.00

                               $550,610,416.58  $3,306,547.69  $3,306,547.69  $20,597,731.71 $23,904,279.40


                       Applied       Ending
  Class                Losses        Balance        CUSIP     Priority  PrincipalType Interest Type
- ------------------------------------------------------------------------------------------------
Class A1               $0.00   $422,690,221.62    589962AP4   Senior      Sequential    Floater
Class A2               $0.00    $75,912,000.00    589962AQ2   Senior      Sequential    Floater
Class A3               $0.00    $25,410,463.25    589962AR0   Senior      Sequential    Fixed
Class A4               $0.00     $6,000,000.00    589962AS8   Senior      Sequential    Fixed

                       $0.00   $530,012,684.87